                                                                   Exhibit 99.1



                         Annual Meeting of Shareholders

                                   May 8, 2001

                                  [NTELOS LOGO]

                                     Vision

 .  Target fastest growing industry segments
     .  Wireless PCS
     .  Local phone service
     .  Internet
 .  Focus on the mid-Atlantic region
 .  Target consumer and small to mid-size business
 .  Provide world class customer care and service

                         2000: A year of Transformation
                             Mergers & Acquisitions


 .  Merger with R&B Communications
 .  Acquisition of PrimeCo Virginia
 .  Acquisition of wireless PCS spectrum licenses in Pennsylvania

                         2000: A year of Transformation
                                    Financing


 .  Strategic financial partner - Welsh, Carson, Anderson & Stowe
 .  $250 million in preferred equity
 .  $700 million in debt instruments
 .  Over $160 million in divestitures including, directory assistance operations, communications towers and analog cellular assets
 .  Curtailment of common dividend

                           Transition Accomplishments
                                PrimeCo/ VA East



 .  New regional call center
 .  New "nStyle" Rate Plans
 .  Network interoperability
 .  Back office operations
 .  Migration to common billing system on schedule for July

                        5 Year Customer & Revenue Growth

[Graph]


                                    1996                1997                 1998                1999               2000

PCS Customers                          -              23,800               69,800             122,100            168,400
ILEC/CLEC Customers               43,400              45,500               48,900              59,300             72,500
Internet Customers                   363               4,800                8,700              47,300             62,900
Total Revenue                $56,400,000         $73,100,000         $108,100,000        $153,500,000       $185,300,000

                                  NTELOS TODAY

 .  A digital PCS company focused on the mid-Atlantic region with integrated communication service (Local telephone, Internet and DSL)
 .  A growth company
 .  Over one billion dollars in assets
 .  Nearly half a billion dollars in equity
 .  Facilities-based infrastructure
 .  Over 1,200 employees
 .  Synergies
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                             Wireless PCS Highlights


 .  11 million POPs
 .  186,073 PCS customers
 .  Wholesale revenue growth
 .  716 cell sites
 .  4 digital mobile switching centers
 .  New "nStyle" rate plans
                                       Wireless Overview
                                       --Digital PCS Service Are
                                       --PCS Licensed Area

                                       [Map of Virginia and West Virginia, and
                                       portions of  North Carolina, Tennessee,
                                       Kentucky, Pennsylvania, Maryland and
                                       Ohio]

                               Wireline Milestones

 .  52,000 ILEC access lines
 .  Leading ILEC service provider in Virginia
 .  9 CLEC markets
 .  23,700 CLEC access lines
 .  58 dial-up Internet markets
 .  63,700 Internet customers
 .  16 DSL markets
 .  2,050 DSL lines
                                    Overview of Services
                                    .  PCS Licensed Area
                                    .  Digital PCS Service Area
                                    .  Internet Service Area
                                    .  PCS and Internet Service Area
                                    .  CLEC (Competitive Local Exchange Carrier)
                                    .  ILEC (Incumbent Local Exchange Carrier)

                                   [Map of Virginia and West Virginia, and
                                   portions of  North Carolina, Tennessee,
                                   Kentucky, Pennsylvania, Maryland and
                                   Ohio]

                              Distribution Channels

 .  Retail stores
     .  44 company-owned
 .  Direct sales force
     .  223 retail representatives
     .  60 account executives
 .  Indirect
     .  350 agent locations
 .  Inside sales
                                                    [Photo: NTELOS retail store]

                            Organizational Structure


                                      James S. Quarforth
                                    Chief Executive Officer


    Carl A. Rosberg                                           J. Allen Layman
Executive Vice President       Support Services                 President
       Wireless                                                  Wireline


        Sales                     Accounting                       Sales

      Operations                 Customer Care                   Operations

   Product Development        Business Development          Product Development

                                  Engineering

                                Human Resources

                                   Marketing

                            Information Technology

                              Financial Highlights


(In thousands, except per share amounts)



                                                        Amount of      Percent
                                 2000          1999      INC (DEC)    INC (DEC)

Operating Revenues           $113,519       $69,830     $ 43,689          62.6%
Operating Cash Flows           20,252        27,945       (7,693)        (27.5)%
Operating Income (Loss)       (20,238)       12,671      (32,909)       (259.7)%
Income Applicable to            8,784         6,493        2,291          35.3%
 Common Shares

                               Pro Forma Wireless
                                 PCS Statistics

[Graph  (dollars in millions) (customers in thousands)]


                       1Q00       2Q00       3Q00         4Q00       1Q01

Revenues             $ 21.2      $ 23.8     $ 23.9      $  23.1     $ 27.7
Customers               142         152        158          168        186
EBITDA                ($8.9)      ($4.5)     ($5.6)      ($10.1)     ($7.0)
EBITDA Pre-COA       $  2.1      $  5.2     $  5.2      $   2.7     $  6.0

                              Financial Highlights

Condensed Consolidated Balance Sheets
(In thousands)

                                                        Unaudited       December 31,    December 31,
                                                     March 31, 2001        2000            1999
                                                    --------------     -----------    ------------
Assets

 Current Assets                                    $        55,880   $       71,530   $     21,375
 Restricted Cash                                            47,001           50,903              -
 Investments and Advances to Affiliates                     33,615           83,615         39,110
 Property & Equipment, net                                 863,126          745,793        125,881
 Other Assets                                              174,874          124,364         31,636
                                                         ---------        ---------        -------
   Total Assets                                    $     1,174,496   $    1,076,205   $    218,002
                                                         =========        =========        =======

Liabilities and Shareholders' Equity
 Current Liabilities                               $        75,109   $       75,335   $     19,096
 Long-Term Debt                                            582,894          556,287         37,685
 Deferred Taxes and Other Long-Term Liabilities             69,109           63,405         45,037
 Redeemable Preferred Stock                                251,593          246,906              -
 Shareholders' Equity                                      195,791          134,272        116,184
                                                         ---------        ---------        -------
   Total Liabilities and Shareholders' Equity      $     1,174,496   $    1,076,205   $    218,002
                                                         =========        =========        =======

                          Pro Forma Wireless Statistics

[Graph (dollars in millions) (customers in thousands)]


                1Q00      2Q00     3Q00       4Q00     1Q01

Revenues        $17.6     $18.5    $19.0      $20.0    $22.4
Customers         121       128      130        135      141
EBITDA          $7.20     $7.10    $7.60      $8.30    $9.80

                               Formula for Success

 .  Service portfolio
 .  Significant liquidity & financial flexibility
 .  Experienced management team and workforce
 .  Low cost structure